UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2006

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Canal Park, Cambridge MA	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 949-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).  Other Events.

On December 29, 2006, we entered into agreements with two of our executive officers, Manolis E. Kotzabasakis, our Senior Vice President, Sales and Business Development, and C. Steven Pringle, our Senior Vice President, Global Consulting Services, under which the exercise price of certain stock options granted on or about August 18, 2003 was increased from $2.75 per share to $2.85 per share.  The increased exercise price applies to options held by Mr. Kotzabasakis to acquire 205,211 shares of common stock and options held by Mr. Pringle to acquire 107,191 shares of common stock.  The exercise price of these options now equals the fair market value of our common stock on August 18, 2003, the measurement date for the options as determined in a review of our accounting treatment for stock option grants completed in September 2006.  The agreements enable Messrs. Kotzabasakis and Pringle to avoid adverse tax consequences that otherwise would have arisen under Section 409A of the Internal Revenue Code.

The foregoing description of the agreements is qualified in its entirety by reference to the text of the amendments, filed as Exhibits 10.1 through 10.6 to this Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1	Amendment Number 1 to the Stock Option Agreement with Emmanouil Kotzabasakis dated on or about August 18, 2003 under the 1995 Stock Option Plan, as amended (Award Identification No. P040380)

10.2	Amendment Number 1 to the Stock Option Agreement with Emmanouil Kotzabasakis dated on or about August 18, 2003 under the 2001 Stock Option Plan, as amended (Award Identification No. P040002)

10.3	Amendment Number 1 to the Stock Option Agreement with Emmanouil Kotzabasakis dated on or about August 18, 2003 under the 2001 Stock Option Plan, as amended (Award Identification No. P0405621)

10.4	Amendment Number 1 to the Stock Option Agreement with C. Steven Pringle dated on or about August 18, 2003 under the 1995 Stock Option Plan, as amended (Award Identification No. P040381)

10.5	Amendment Number 1 to the Stock Option Agreement with C. Steven Pringle dated on or about August 18, 2003 under the 2001 Stock Option Plan, as amended (Award Identification No. P040003)

10.6	Amendment Number 1 to the Stock Option Agreement with C. Steven Pringle dated on or about August 18, 2003 under the 2001 Stock Option Plan, as amended (Award Identification No. P0405622)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: January 5, 2007	By:	/s/ Frederic G. Hammond
Frederic G. Hammond
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment Number 1 to the Stock Option Agreement with Emmanouil Kotzabasakis dated on or about August 18, 2003 under the 1995 Stock Option Plan, as amended (Award Identification No. P040380)

10.2	Amendment Number 1 to the Stock Option Agreement with Emmanouil Kotzabasakis dated on or about August 18, 2003 under the 2001 Stock Option Plan, as amended (Award Identification No. P040002)

10.3	Amendment Number 1 to the Stock Option Agreement with Emmanouil Kotzabasakis dated on or about August 18, 2003 under the 2001 Stock Option Plan, as amended (Award Identification No. P0405621)

10.4	Amendment Number 1 to the Stock Option Agreement with C. Steven Pringle dated on or about August 18, 2003 under the 1995 Stock Option Plan, as amended (Award Identification No. P040381)

10.5	Amendment Number 1 to the Stock Option Agreement with C. Steven Pringle dated on or about August 18, 2003 under the 2001 Stock Option Plan, as amended (Award Identification No. P040003)

10.6	Amendment Number 1 to the Stock Option Agreement with C. Steven Pringle dated on or about August 18, 2003 under the 2001 Stock Option Plan, as amended (Award Identification No. P0405622)